Exhibit 99.1 CORPORATE PRESENTATION FIRST QUARTER 2022

Forward Looking Statements Ventyx cautions you that statements contained in this presentation regarding matters that are not historical facts are forward-looking statements. These statements are based on Ventyx’s current beliefs and expectations. Such forward-looking statements include, but are not limited to, statements regarding: management’s belief that three of Ventyx’s product candidates are potentially best-in-class; the anticipated timing of commencement, enrollment and completion of clinical trials for Ventyx’s product candidates; the anticipated timing of releasing data for the VTX958 MAD trial and advancing VTX958 into Phase 2 trials in psoriasis, psoriatic arthritis and Crohn’s disease; the anticipated timing for releasing top-line data for the Phase 2 randomized, placebo-controlled clinical trial for VTX002 and the expectation that such trial, along with an additional Phase 3 trial, may serve as the first of two pivotal trials required for registration; the potential of Ventyx’s product candidates to address a broad range of immune-mediated diseases; the anticipated timing for reporting data from the Phase 1 trial for VTX2735 in healthy volunteers and plans for advancing VTX2735 into one or more proof-of-concept trials; anticipated timing for submitting an IND application for VTX3232; plans to advance Ventyx’s product candidates; and the expected timeframe for funding Ventyx’s operating plan with current cash, cash equivalents and marketable securities. The inclusion of forward-looking statements should not be regarded as a representation by Ventyx that any of its plans will be achieved. Actual results may differ from those set forth in this presentation due to the risks and uncertainties inherent in Ventyx’s business, including, without limitation: potential delays in the commencement, enrollment and completion of clinical trials; disruption to our operations from the ongoing global outbreak of the COVID-19 pandemic, or from the ongoing military conflict in Ukraine and the imposition of sanctions against Russia and Belarus, including clinical trial delays; Ventyx’s dependence on third parties in connection with product manufacturing, research and preclinical and clinical testing; the results of preclinical studies and early clinical trials are not necessarily predictive of future results; the success of Ventyx’s clinical trials and preclinical studies for its product candidates; interim results do not necessarily predict final results and one or more of the outcomes may materially change as the trial continues and more patient data become available and following more comprehensive audit and verification procedures; regulatory developments in the United States and foreign countries; unexpected adverse side effects or inadequate efficacy of our product candidates that may limit their development, regulatory approval and/or commercialization, or may result in recalls or product liability claims; Ventyx’s ability to obtain and maintain intellectual property protection for its product candidates; Ventyx may use its capital resources sooner than it expects; and other risks described in Ventyx’s prior communications and Ventyx’s filings with the Securities and Exchange Commission (SEC), including under the heading “Risk Factors” in Ventyx’s Annual Report on Form 10-Q filed on November 18, 2021, and any subsequent filings with the SEC. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof, and Ventyx undertakes no obligation to update such statements to reflect events that occur or circumstances that exist after the date hereof. All forward-looking statements are qualified in their entirety by this cautionary statement, which is made under the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Neither the SEC nor any state securities commission has approved or disapproved of the securities of the Company or passed upon the accuracy or adequacy of this presentation. Any representation to the contrary is a criminal offense. Except as otherwise indicated, this presentation speaks as of the date hereof. This presentation includes statistical and other industry and market data that we obtained from industry publications and research, surveys and studies conducted by third parties as well as our own estimates of potential market opportunities. Industry publications and third-party research, surveys and studies generally indicate that their information has been obtained from sources believed to be reliable, although they do not guarantee the accuracy or completeness of such information. Our estimates of the potential market opportunities for our products include several key assumptions based on our industry knowledge, industry publications, third-party research and other surveys, which may be based on a small sample size and may fail to accurately reflect market opportunities. While we believe that our internal assumptions are reliable, such assumptions have not been verified by any third party. The industry in which we operate is subject to a high degree of uncertainty and risk due to a variety of important factors that could cause results to differ materially from those expressed in the estimates made by third parties and by us. Trademarks in this presentation are the property of their respective owners and used for informational and education purposes only. 2

INTRODUCTION & PIPELINE VTX958 | TYK2 Inhibitor | Phase 1 VTX002 | S1P1R Modulator | Phase 2 VTX2735 | Peripheral NLRP3 Inhibitor | Phase 1 CNS NLRP3 Inhibitor | Pre-clinical Summary | Milestones & highlights

Our Leadership Team MANAGEMENT John Nuss, PhD Jörn Drappa, MD, PhD Raju Mohan, PhD Martin Auster, MD Chris Krueger, JD CHIEF SCIENTIFIC OFFICER CHIEF MEDICAL OFFICER CHIEF EXECUTIVE OFFICER, CHIEF FINANCIAL OFFICER CHIEF BUSINESS OFFICER FOUNDER BOARD OF DIRECTORS Sheila Gujrathi, MD Jigar Choksey Richard Gaster, MD, PhD Raju Mohan, PhD EXECUTIVE CHAIR, VENTYX PRINCIPAL, THIRD POINT MANAGING PARTNER, VENBIO CHIEF EXECUTIVE OFFICER, VENTYX Aaron Royston, MD Somu Subramaniam William White MANAGING PARTNER, VENBIO MANAGING PARTNER, NEW CHIEF FINANCIAL OFFICER, AKERO SCIENCE VENTURES THERAPEUTICS 4

Our Mission: To become a Leading Immunology Company Underpinned by Strong Drug Discovery and Development Capabilities WITH THREE, DIFFERENTIATED, CLINICAL-STAGE CANDIDATES and a deep pipeline of preclinical programs that target immune-mediated and inflammatory disease indications OUR INTERNALLY-DISCOVERED SMALL MOLECULE DRUGS allow us to own 100% commercial rights to our entire portfolio with long patent lives for all product candidates OUR EXPERIENCED TEAM AND OUR INTERNAL R&D ENGINE continue to generate candidates with potential to address diseases with high unmet need 5

Broad Pipeline of Candidates With Multiple Near-Term Catalysts Addressing Established Inflammatory and Immunology Markets with a Wholly Owned Product Portfolio TARGET PROGRAM PRECLINICAL PHASE 1 PHASE 2 PHASE 3 NEXT ANTICIPATED MILESTONES Complete Phase 1 MAD H1 2022 TYK2 VTX958 Initiate Phase 2 POC trial(s) H2 2022 Potential indications include psoriasis, psoriatic arthritis, Crohn’s disease and others S1P1R Report topline Phase 2 data 2023 VTX002 Ulcerative Colitis Complete Phase 1 H1 2022 NLRP3 VTX2735 Peripheral Initiate Phase 2 POC trial(s) H2 2022 Potential indications include cardiovascular, hepatic, renal, and rheumatologic diseases Complete IND-enabling studies 2022 NLRP3 VTX3232 CNS-penetrant File IND Q4 2022 Neuroinflammatory diseases 6

Pipeline Targeting Large Well-Established Markets

INDICATION*	PATIENTS IN THE U.S.	GLOBAL DRUG REVENUE* (2020)	TARGET POPULATION
Psoriasis *Dermatology*	~8M	~$20B	25-30% MODERATE-TO-SEVERE
Crohn's disease *IBD*	~700K	~$13B	30-40% MODERATE-TO-SEVERE
Ulcerative colitis *IBD*	~1M	~$7B	30-40% MODERATE-TO-SEVERE
Psoriatic arthritis *Rheumatology*	~1M	~$4B	40-60% MODERATE-TO-SEVERE
SLE *Rheumatology*	Up to 500K	~$1B	

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Sources: Evaluate Pharma, Company Estimates, Wall Street Research
*Global drug revenue refers to the total market across all severity levels
Notes: SLE = systemic lupus erythematosus; *Group of indications based on current mid/late-stage trials for BMS's allosteric TYK2 inhibitor deucravacitinib; global commercial sales totaled $10.65B for biologics targeting IL-12/23 and IL-23 in 2020

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ORALLY BIOAVAILABLE selective allosteric inhibitor of TYK2

VTX958 Program Summary

Allosteric, Selective TYK2 Inhibitor

Potentially Differentiated TYK2 Inhibitor

- Selective, **allosteric** TYK2 inhibitor
- TYK2 functional selectivity can potentially differentiate clinical profile vs. less selective TYK2 inhibitors

Clinically Validated Target

- Well established clinical efficacy in psoriasis, IBD and psoriatic arthritis with biologics targeting IL-12/IL-23 and IL-23* pathways
- These pathways also the target of allosteric TYK2 inhibitors
- Phase 3 PoC in psoriasis has been demonstrated** by BMS' allosteric TYK2 inhibitor deucravacitinib

Deucravacitinib in Phase 2/3 for Crohn's disease, psoriatic arthritis, lupus

Large Addressable Markets

- Multiple autoimmune disorders in dermatology, IBD, renal and rheumatology total $45B WW

Includes approved drugs Stelara™ (JNJ), Tremfya® (JNJ), Skyrizi™(ABBV), Ilumya™ (Sun Pharma) and others in late-stage development (mirikizumab (LLY), brazikumab (AZN)
**Deucravacitinib efficacy reported on 16-week primary endpoint of PASI-75 (75% reduction of psoriasis affected area and severity) at AAD '21;
p<0.0001 vs placebo and Otezla® in POETYK-1; p=0.0003 vs. Otezla in POETYK-2; See slide 14 for more detail on $45B worldwide market

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Allosteric Inhibitor VTX958 Binds Selectively to the TYK2 JH2 Domain



Structural Domains in the JAK/TYK2 Family
FERM/SH2 Receptor interaction
JH2 Allosteric Domain
Much less conserved amongst the JAK family with structurally distinct binding pockets
JH1 Kinase Domain
Highly conserved and inhibitors targeting the kinase domain have poor selectivity
ATP Binding to JH1 allows phosphorylation of substrates
Inactive
Active
IL-12,
IL-23, IFNα
Inhibited
TYK2
VTX958
JH2
JH1

Targeting the JH2 (allosteric) domain of TYK2 affords TYK2 inhibitors with selectivity against other JAK isoforms

Features of VTX958 JH2 Allosteric Inhibition

Selectivity for TYK2 JH2 vs. JAK1 JH2 domain (>4,000 X)

No binding to JAK2/3 JH2 domains

No binding to TYK2 kinase JH1 **and**

No kinase enzyme inhibition of any JAK family member

Selective TYK2 Inhibitor

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VTX958 More Selective than Deucravacitinib for TYK2 JH2 Domain

Inhibits TYK2 Pathways (IL-12, IL-23, IFNα) while Avoiding the JAK1/2/3 Pathways

	DEUCRAVACITINIB	VTX958
TYK2-JH2 Binding K_d	0.009 nM	**0.058 nM**
JAK1-JH2 Binding K_d	0.43 nM	**240 nM**
Selectivity (fold)	48	**>4,000**


IFNα/β
IL-12/23
JAK1
TYK2
JAK2
TYK2
IL-2, IL-4
IL-13, IL-15
IFNγ
IL-10,IL-22
IL-6
JAK1
JAK3
JAK1
JAK2
JAK1
other JAK
TYK2 essential signaling pathways
JAK1 dependent signaling pathways

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Source: Ventyx internal data

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VTX958 Selectively Targets IL-12, IL-23 and IFNa VTX958 Has No Measurable Inhibition VTX958 Potently Inhibits TYK2 Pathways of JAK1-Mediated Pathways Selective and potent inhibition of IL-12/23 and Type I Lack of inhibition of IL-6, IL-10 and other protective interferon axis allows targeting pathways driving immune- cytokines may avoid potential AEs associated with less mediated diseases selective inhibitors PROINFLAMMATORY INNATE & TH1/TH17 CYTOKINES PLEIOTROPIC CYTOKINES WITH PROTECTIVE FUNCTIONS Psoriasis Patient PBMC IL-23 IFNα IL-22 IL-10 IFNγ IL-4 IL-6 IL-12 DRUG DRUG IC (nM) IC (nM) IC (nM) IC (nM) IC (nM) IC (nM) IC (nM) IC (nM) 50 50 50 50 50 50 50 50 35 5 12 >10,000 >10,000 >10,000 >10,000 >10,000 deucravacitinib 10 10 5 deucravacitinib 114 20 350 249 464 • Potent activity against IL-23, a key cytokine implicated in psoriasis and other indications KEY TAKEAWAYS • Broad therapeutic window with VTX958 may allow for higher exposures in Phase 2/Phase 3 studies Source: Ventyx internal data; conducted in peripheral blood mononuclear cells (PBMC) 12

VTX958 Phase 1 SAD Results Support Clinical Advancement Safety Pharmacokinetics Pharmacodynamics No dose-saturation observed; Dose-dependent VTX958-mediated Well-tolerated across PK and absorption profiles effect on TYK2 signaling observed in all cohorts; all AEs observed suggest continued absorption both in vivo gene expression studies were mild and not dose- or throughout GI tract and ex vivo stimulation assays time-of-dose dependent NOTE: SAD = single ascending dose; AE= adverse event; dose-related exposures are observed at all doses 13

Targeting a Best-in-Class Exposure Profile With VTX958 Allosteric TYK2 Inhibitors – Target Coverage VTX958 Target Profile • Maximize TYK2 pathway suppression (IC and IC ) 50 90 Deucravacitinib (BMS) 6mg QD NDI-034858 (Nimbus) 30mg QD with once-daily oral dosing • Wide safety margin enabling ~9 hours IC ~5 hours IC 50 90 higher doses and exposures: coverage coverage – Potential for improved efficacy in PsO + PsA with TYK2 IC 90 TYK2 IC 50 greater TYK2 inhibition – Higher exposures may be necessary to achieve efficacy in Crohn’s disease TYK2 IC 50 6 12 18 24 6 12 18 24 Time (hours) Time (hours) Source: Adapted from Chimalakonda et al., 2020. Source: Adapted from Nimbus 2022 JPM conference presentation. Note: Exposure curves are adapted from corporate presentations and publications, as noted 14 Plasma Concentration (nM) Derived Concentrations (ng/mL)

VTX958 Profile Expected to Drive Clinical Differentiation Psoriasis Competitive Landscape Targeting Best-in-Disease Oral Profile with VTX958 KEY TAKEAWAYS 100% 86-91% 76-90% • Current oral options in PsO are substantially less efficacious 80% than biologics VTX 958 • Greater TYK2 suppression may 54-59% 60% produce improved efficacy compared to other oral agents, 71-87% 78-85% with potential to approach 40% 59- 29-33% leading biologics 64% 44- 44-46% • Significant opportunity for a 46% 20% 23-28% best-in-disease oral agent in psoriasis, a >$20B global market 0% IL-17 IL-23 p19 Otezla Deucravacitinib Next-Gen Allosteric (Biologic) (Biologic) PDE4 (Oral) TYK2 (Oral) TYK2 Inhibitors (Oral) Note: Solid area represents pbo-adjusted response rate; dashed area indicates total observed response rate; primary endpoint cut-off ranges from Week 10 to Week 16 Sources: Company reports and FDA labels for approved anti-IL-17 and anti-IL-23 biologics 15 PASI-75 (% responders) at Primary Endpoint Cut-off

Unlocking the Opportunity in Crohn's Disease

Several-fold Higher Doses Required in Crohn's*

Agent	PsO Dose	Crohn's Dose
Skyrizi (IL-23)	150mg Q12W Subcutaneous	600mg IV Q4W (induction) 360mg SC (maintenance)
Tremfya (IL-23)	100mg Q8W Subcutaneous	200mg / 600mg / 1200mg** IV Q4W induction
Stelara (IL-12/23)	40mg / 90mg Q12W Subcutaneous	260mg / 390mg / 520mg IV induction dose
Humira (TNFα)	80mg (SC induction) 40mg Q2W maintenance	160mg (SC induction) 40mg Q2W maintenance

Greater Exposures Needed for TYK2 Inhibitor Efficacy in Crohn's

- Biologics data suggest **substantially higher exposures** are required for efficacy in Crohn's vs. PsO
- Maximizing TYK2 target coverage expected to differentiate VTX958 from other TYK2 inhibitors
- Selectivity, safety and tolerability considerations may limit the Crohn's opportunity for other TYK2 inhibitors
- Optimized profile of VTX958 may unlock a major market opportunity in Crohn's, a **>$13B global market**

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Source: FDA labels for approved drugs/indications; Skyrizi represents dose submitted for FDA approval. Note: maintenance dose unless otherwise specified.
**Represents Phase 2 doses; specific Phase 3 doses not disclosed.

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VTX958 Clinical Development Plan

Phase 1 SAD

- All 7 cohorts completed
- Safety and exposure data allow exploration of high exposure multiples in MAD trial

DOSING COMPLETE

Phase 1 MAD

- Explore safety and exposure data on repeat dosing
- Elucidate PD profile with multiple dose exposure across therapeutic range
- Select Phase 2 doses

Complete Dosing H1 2022

Phase 2 PoC

Initial Phase 2 trial in moderate-to-severe **psoriasis** patients

TYK2 inhibition is a de-risked mechanism for treatment of psoriasis

H2 2022

Phase 2 PoC

Phase 2 trials planned in **additional indications (psoriatic arthritis, Crohn's disease and others)**

VTX958's selectivity may allow for differentiation in multiple indications

H2 2022

CMC & Toxicology

- Chronic toxicology studies in process to support Phase 2/3 trials
- Solid oral dose form developed for Phase 2/3 trials

Planning

Additional Phase 2 trials

NOTE: SAD = single ascending dose; MAD = multiple ascending dose; PoC = proof-of-concept

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PERIPHERALLY RESTRICTED S1P1R MODULATOR with potential for treatment of ulcerative colitis

VTX002 Program Summary Phase 2 S1P1R Modulator for Ulcerative Colitis Potentially Differentiated S1P1R Modulator Clinically Validated Target Large Addressable Markets • Selective S1P1R modulator • S1P1R modulators approved for • Ulcerative colitis is lead MS and UC with clinical trials indication totaling up to $7B • Differentiated on key parameters ongoing in other indications in worldwide revenue • Demonstrated pharmacodynamic • BMS’ ozanimod approved for activity in Phase 1 trial UC in May 2021 • Pursuing clinical development plan in both treatment-naïve and biologic-experienced patients 19

VTX002 Differentiates on Multiple Key Parameters vs. Competitors

Potential for Differentiated Clinical Profile in UC Patients

Sustained lymphocyte reduction up to 65% across multiple doses in MAD trial

Safety Profile

No SAEs, elevated LFTs, abnormal PFTs or macular edema

No Drug-Drug Interactions

No CYP inhibition; no food effect; favorable profile for patients with co-morbidities

Fast Onset of Action Faster Lymphocyte Recovery

No long-acting circulating metabolites
Optimal half life (t~20h)

Ability to Dose Titrate

Potential to avoid first-dose cardiac monitoring in label

Peripherally Restricted

Very low CNS penetration; not a repurposed MS drug; potential to avoid macular edema

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Notes: SAE=significant adverse event; MAD=multiple ascending dose

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VTX002 Differentiates on Multiple Key Parameters vs. Competitors Differentiating Parameter Ozanimod Etrasimod VTX002 Receptor Selectivity S1P 1,5 S1P 1,4,5 S1P 1,5 Lymphocyte Suppression in Healthy Volunteers 1 mg, ~60% 2 mg, 69% 40 mg, ~65% Lymphocyte Suppression in UC Patients* 1 mg, 49% 2 mg, 40% TBD CYP450 Interactions Yes No No Liver Enzyme Elevations Yes No No Active Metabolites Yes No No Half-life 19 h, Met 10-13 d 33 h ~20 h Fast Lymphocyte Recovery Time No Yes Yes First Dose Heart Rate Reduction Yes Yes Yes Dose Titration Yes No Yes First Dose Monitoring No TBD TBD Source: NEJM (2016), Gastroenterology (2020) 21 *Ph2 UC ALC reduction from baseline: 1mg ozanimod (49%), 2mg etrasimod (40%)

Phase 1 MAD Results: Dose-Dependent Exposure and Lymphocyte Reduction * Absolute Lymphocyte Count (ALC) Reductions of 40-50% Correlated with Clinical Efficacy Observed in UC Pharmacokinetics Pharmacodynamics 0 -20 -40 -60 ****p< 0.0001 **** **** **** **** **** **** **** **** -80 Placebo 2 mg 10 mg 20 mg 35 mg 45 mg • T of ~20 hours • Demonstrated consistent, sustained reduction of lymphocytes 1/2 up to 65% across multiple dose groups • Dose-proportionate exposure after single and multiple doses of VTX002 with steady-state reached after 4 to 7 days of target- dose exposure Source: NEJM (2016), Gastroenterology (2020) *Ph2 UC ALC reduction from baseline: 1mg ozanimod (49%), 2mg etrasimod (40%) 22 Placebo 2 mg 10 mg 20 mg 35 mg 45 mg Absolute Lymphocyte Count % Change from Baseline (Mean ± SD)

Phase 2 Induction Trial in Moderate-to-Severe Ulcerative Colitis

KEY TAKEAWAYS

- Powered for primary endpoint of clinical remission
- Trial may serve as the first of two pivotal trials required for registration



BASELINE
WEEK 13*
WEEK 52
Screening Period
13-Week Treatment Period
39-Week LTE Treatment Period
* includes 7-day titration
R
Trial Design
N=180; 1:1:1
VTX002, 60 mg
VTX002, 30 mg
Placebo
VTX002, 60 mg
VTX002, 30 mg
Placebo
WEEK 13
Patients with LOR
NR
OLE* – VTX002, 60 mg

Note: Phase 2 tablet doses of 30mg and 60mg provide comparable VTX002 exposure as Phase 1 suspension doses of 20mg and 40mg, respectively
*Induction and OLE non-responder dosing includes 7-day titration period followed by 12 weeks of placebo or VTX002 dose

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Underpenetrated Market for Biologic Refractory Patients

Addressable UC Patient Population in US


~1M
UC PATIENTS
300K+
MODERATE-TO-SEVERE UC PATIENTS
~100K
BIOLOGIC-TREATED PATIENTS
>50K
BIOLOGIC-EXPERIENCED PATIENTS
NOT IN REMISSION
VTX002
TARGET POPULATION

- Existing agents leave room for new treatments
- Novel oral agents may expand penetrance of treated moderate-to-severe UC population beyond current ~25-30%
- S1P well positioned to emerge as leading oral therapeutic class based on its attractive class efficacy/safety profile

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SELECTIVE NLRP3 INFLAMMASOME INHIBITORS for systemic and CNS indications

Rationale for Targeting the NLRP3 Inflammasome

NLRP3 Inflammasome Inhibitors Target IL-1β, a Key Driver of Inflammatory Disease

In vivo Evidence

- The NLRP3 inflammasome can become overactive in the presence of persistent tissue damage or crystal deposits
- Inflammasome activation results in release of IL-1β & IL-18 recruiting neutrophils and driving Th17 response
- This leads to pyroptosis and further tissue damage

Genetic Evidence

- Gain-of-function mutations in the NLRP3 gene, associated with certain severe orphan inflammatory diseases, are classified as cyropyrin-associated periodic syndromes (CAPS)

Clinical Validation of Downstream Target

- IL-1β signaling, downstream of inflammasome activation, is a clinically-validated, anti-inflammatory target with biologics
- Ilaris® ($873M sales in 2020) approved for CAPS and other orphan periodic fever syndromes

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NLRP3 = NOD-like receptor family, pyrin domain-containing protein 3; IL-1β = interleukin-1β

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NLRP3 Inhibitor Program Summary CNS NLRP3 Inhibitor: VTX3232 Peripheral NLRP3 Inhibitor: VTX2735 • Selective NLRP3 inhibitor • Selective compounds generated with high CNS bioavailability • Well tolerated in GLP safety and tox assessment • Novel and proprietary lead series • Phase 1 ongoing, expected to complete dosing in H1 2022 • Plan to submit IND fourth Q4 2022 • High oral bioavailability in non-clinical PK studies • Potential to be first, truly CNS-directed NLRP3 inhibitor to enter clinic • PD activity demonstrated in animal models 27

VTX2735 is a Selective & Orally Bioavailable NLRP3 Inhibitor Non-Human Primate PK In Vitro Potency & Selectivity Mouse Pharmacodynamic Assay IV Clearance: 1.6 mL/min/kg; Oral Bioavailability: 80% IL-1ß IC (nM) 50 human 2 On monocytes Target human 48 whole blood AIM2 >10000 Off NLRC4 >10000 Target NF-kb >10000 KEY TAKEAWAYS • Well-tolerated preclinically in IND-enabling GLP studies • Oral bioavailability (80%) in NHP and dose-proportional exposure that predicts potential for wide safety margins based on PK/PD modeling MCC950 is an NLRP3 inhibitor and a control compound used in in vitro and in vivo studies 28

VTX2735 Has Broad Activity Against Multiple NLRP3 Mutations

Potential for Differentiation in CAPS Setting*

What is CAPS?

An ultra-orphan auto-inflammatory disease caused by various mutations in NLRP3 and characterized by inappropriate release of IL-1β and symptoms of recurrent systemic inflammation

KEY TAKEAWAY

VTX2735 blood assay data from CAPS patients suggest inhibitory activity across several mutations: FCAS, MWS and NOMID subset of CAPS patients

IC_{50} in Blood Monocyte Assay (nM)

		75% of all CAPS patients In North America					MOST SEVERE
CPD	CHALLENGE	FCAS1 L353P	FCAS2 (L353P)	FCAS3 (L353P)	FCAS4 A439V/G564R	FCAS.MWS E525K/V198M	NOMID F309Y
VTX2735	LPS	117	56	166	14	24	17
MCC950	LPS	>10K	>10K	>10K	1,264	>10K	>10K

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*Source: UCSD (Dr. Hal Hoffman's lab); CAPS=Cryopyrin-Associated Periodic Syndromes

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CNS-Penetrant NLRP3 Inhibitor VTX3232 KEY TAKEAWAYS • Novel, potent, brain-penetrant inhibitor of NLRP3 • • Unique structural chemotype vs. peripheral NLRP3 inhibitors • Provisional application filed June 2021 • IND filing in Q4 2022; Phase 1 in Q1 2023 T½ = 8 h; Oral Bioavailability = 100% T½ = 4.4 h; Oral Bioavailability = 75% IL-1β VTX3232 Assay IC (nM) 1000 50 1000 NLRP3 huWB 13 Brain Conc. 100 100 CSF Conc. ~20 x > 10x AIM2 >10000 WB IC 50 WB IC 50 at 24 h 10 10 at 24 h WB IC 50 WB IC 50 NLRC4 BMDM >10000 1 1 0 4 8 12 16 20 24 NF-kb >10000 0 4 8 12 16 20 24 Time (hr) Time (hr) 30 Plasma Conc. (ng/mL) IL-1b (% of DMSO Control) Plasma Conc. (ng/mL)

NLRP3 Program Clinical Development Plan Initiate Phase 2 Indication to be Initiate Phase 1 IND-enabling Studies IND approved disclosed Healthy volunteers COMPLETE September 2021 Q4 Q4 2 20 02 21 1 2022 PERIPHERALLY-RESTRICTED IND-Enabling Studies Potential indications include Parkinson’s, Alzheimer’s, etc. 2022 31

Our Comprehensive NLRP3 Portfolio Targets a Broad Range of Major Inflammatory Diseases NLRP3 Systemic Diseases Neuroinflammatory Diseases Peripheral NLRP3 inhibitors are CNS-directed NLRP3 inhibitors are designed to treat cardiovascular, designed to treat a range of neuro- rheumatic, fibrotic and rare genetic degenerative disorders, such as diseases Alzheimer’s and Parkinson’s disease • Cardiovascular • Alzheimer’s Disease • Rheumatic • Parkinson’s Disease • Fibrotic Diseases • ALS • Rare Genetic Diseases Our solution: VTX2735 Our solution: VTX3232 32

PROJECTED PIPELINE CATALYSTS AND SUMMARY 33

Projected Catalysts Over Next 24 Months PROGRAMS H1’2021 H2’2021 H1’2022 H2’2022 2023 Phase 1 SAD Allosteric TYK2 inhibitor addressing a broad Phase 1 MAD Phase 2 in Multiple Indications* range of autoimmune disorders Phase 2 Ulcerative Colitis 13-Week Induction Selective S1P1R modulator targeting UC and other immune disorders Phase 2 PoC Initiation IND-enabling Phase 1 SAD/MAD Peripheral NLRP3 inflammasome inhibitor for multiple inflammatory and immune conditions Phase 1 SAD/MAD** Candidate Selection IND-enabling CNS-directed NLRP3 inflammasome inhibitor for neurodegenerative diseases *Following completion of our Phase 1 trial, we intend to initiate Phase 2 PoC trials in psoriasis, psoriatic arthritis, Crohn’s disease and potentially other indications ** Following regulatory acceptance of planned Q4 2022 IND filing, we intend to initiate and conduct a Phase 1 SAD/MAD trial in healthy volunteers 34

Investment Highlights

PRODUCTIVE IMMUNOLOGY PLATFORM

- **Internal R&D engine** designed to generate candidates to address autoimmune and inflammatory diseases with high unmet need
- **100% commercial rights** to entire portfolio; long patent life for all product candidates

POTENTIALLY DIFFERENTIATED MEDICINES

- **Multiple selective, oral, small molecule product candidate portfolio**:
  - **VTX958:** allosteric TYK2 inhibitor for multiple autoimmune indications
  - **VTX002:** peripherally-restricted S1P1R modulator for ulcerative colitis
  - **VTX2735:** peripheral NLRP3 inhibitor for multiple autoimmune indications
  - **VTX3232:** CNS-targeted NLRP3 inhibitor for multiple neurodegenerative indications

TARGET MAJOR INFLAMMATORY & IMMUNOLOGY DISEASE MARKETS

- **Our portfolio can address I&I markets**, such as psoriasis, IBD, and other indications
- Opportunity to disrupt existing markets dominated by biologics with varying degrees of efficacy and safety in order to:
  - ✓ Capture refractory patients
  - ✓ Expand market share of moderate-to-severe patient populations with patient-friendly oral therapy

STRONG BALANCE SHEET

- **Over $339 million raised** from IPO and dedicated biotech investors
- **Cash balance** of $142M as of September 30, 2021*

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*Not including gross proceeds of $174M raised in October 2021 IPO

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CONTACT US FOR ADDITIONAL INFORMATION: ir@ventyxbio.com VENTYX BIOSCIENCES, INC. 662 ENCINITAS BOULEVARD, SUITE 250 ENCINITAS, CA 92024 36